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                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                            Kemper Total Refund Fund
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998

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                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 21, 1997

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                           KEMPER TARGET EQUITY FUND
                      Kemper Retirement Fund Series I-VII
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1997

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The following disclosure replaces the "Net Asset Value" section. This change will be effective prior to the close of the third calendar quarter for 1998.

NET ASSET VALUE

     The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Portfolio securities for which market quotations are readily available are generally valued at market value. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board. With respect to Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotations and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean.
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Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities are valued at prices supplied by a Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

     An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

June 5, 1998
KMF-1T
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